Exhibit 4.1

016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK		COMMON STOCK
PAR VALUE $.01

PICIS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE 125,000,000 AUTHORIZED SHARES $.01 PAR VALUE

Certificate Number ZQ 000000		Shares **600620****** ***600620***** ****600620**** *****600620*** ******600620**

THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE &	CUSIP 71956K 10 0
MR. SAMPLE & MRS. SAMPLE
SEE REVERSE FOR CERTAIN DEFINITIONS
*** SIX HUNDRED THOUSAND
is the owner of	SIX HUNDRED AND TWENTY ***

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Picis, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

/s/ Todd C. Cozzens	DATED <<Month Day, Year>>
President
COUNTERSIGNED AND REGISTERED:
/s/ R. Scott Lentz	COMPUTERSHARE TRUST COMPANY, INC.
Treasurer	(DENVER)
TRANSFER AGENT AND REGISTRAR,

By
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

PICIS, INC.
TRANSFER FEE $25.00

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of
		survivorship and not as tenants		under Uniform Gifts to Minors Act
		in common			(State)
			UNIF TRF MIN ACT —	Custodian (until age )
				(Cust)	(Minor)

under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
For value received, __________________ hereby sell,
assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:		20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:

	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING [GRAPHIC]
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.